KRANESHARES TRUST

Quadratic Deflation ETF

(the “Fund”)

Supplement dated August 22, 2025 to the currently effective Summary Prospectus, Statutory Prospectus and Statement of Additional Information, as each may be supplemented, for the Fund

This supplement provides new and additional information beyond that contained in the currently effective Summary Prospectus, Statutory Prospectus (together, the “Prospectus”) and Statement of Additional Information and should be read in conjunction with the Prospectus and Statement of Additional Information dated August 1, 2025.

Reverse Share Split

The Board of Trustees of the KraneShares Trust (“Trust”) has approved, based on the recommendation of Krane Funds Advisors, LLC, the investment adviser to the Fund, a reverse split of the issued and outstanding shares of the Fund.

After the close of the markets on September 4, 2025, the Fund will affect a reverse split of its issued and outstanding shares as follows:

Fund Name	Reverse Split Ratio	Approximate decrease in total number of outstanding shares
Quadratic Deflation ETF	1:8	88%

As a result of this reverse split, every eight shares of the Fund will be exchanged for one share as indicated in the table above. Accordingly, the total number of the issued and outstanding shares for the Fund will decrease by the approximate percentage indicated above. In addition, the per share net asset value (“NAV”) and next day’s opening market price will be approximately eight times higher for the Fund. Shares of the Fund will begin trading on the NYSE Arca, Inc. (“NYSE Arca”) on a split-adjusted basis on September 5, 2025.

The next day’s opening market value of the Fund’s issued and outstanding shares, and thus a shareholder’s investment value, will not be affected by the reverse split. The table below illustrates the effect of a hypothetical one for eight reverse split anticipated for the Fund, as applicable and described above:

1 for 8 Reverse Split

Period	# of Shares Owned	Hypothetical NAV	Hypothetical Market Value
Pre-Split	160	$10	$1,600
Post-Split	20	$80	$1,600

The Trust’s transfer agent will notify the Depository Trust Company (“DTC”) of the reverse split and instruct DTC to adjust each shareholder’s investment(s) accordingly. DTC is the registered owner of the Fund’s shares and maintains a record of the Fund’s record owners.

Redemption of Fractional Shares and Tax Consequences for the Reverse Split

As a result of the reverse split, a shareholder of the Fund’s shares potentially could hold a fractional share. However, fractional shares cannot trade on the NYSE Arca. Thus, the Fund will redeem for cash a shareholder’s fractional shares at the Fund’s split-adjusted NAV. Such redemption may have tax implications for those shareholders and a shareholder could recognize a gain or loss in connection with the redemption of the shareholder’s fractional shares. Otherwise, the reverse split will not result in a taxable transaction for holders of Fund shares. No transaction fee will be imposed on shareholders for such redemption. A shareholder’s aggregate tax basis in post-transaction shares will include the tax basis of the pre-transaction shares, less the basis in any redeemed fractional shares.

“Odd Lot” Unit

Also as a result of the reverse split, the Fund may have outstanding one aggregation of less than 5,000 shares to make a creation unit, or an “odd lot unit.” Thus, the Fund will provide an authorized participant with a one-time opportunity to redeem the odd lot unit at the split-adjusted NAV or the NAV on such date the authorized participant seeks to redeem the odd lot unit.

Change in Creation Unit Size

Effective after the close of the markets on September 3, 2025, the first sentence of the second paragraph of the “Creation and Redemption of Creation Units - General” section of the Fund’s Statement of Additional Information is deleted in its entirety and replaced with the following:

Currently, the number of shares that constitutes a Creation Unit is 5,000 shares.

PLEASE RETAIN THIS SUPPLEMENT FOR FUTURE REFERENCE.